UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

SES SOLAR INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49891	33-0860242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

129 Route de Saint Julien, Plan-les-Ouates, Geneva, Switzerland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +41-22-884-1484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 21, 2007, SES Société d’Energie Solaire S.A. (the “SES SA”), the wholly owned subsidiary of SES Solar Inc. (the “Company”) issued a press release at Intersolar, one of the Europe’s largest solar technology trade fairs, announcing a patented new process constituting a significant improvement in photovoltaic module assembly, as well as the development of a patented process to string back-contact cells. The SES SA plans to license both processes, as well as use them in its own manufacturing facilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2007	SES SOLAR INC.

	By:	/s/ Sandrine Crisafulli
Sandrine Crisafulli
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated June 21, 2007 issued by SES Société d’Energie Solaire S.A..